Exhibit 99.2 2353 & 2373 Global Drive, Obetz, OH Two Properties, Square Feet: 392,016 Major Tenant: Expolanka USA, LLC Fourth Quarter 2019 Supplemental Operating and Financial Data 1 All amounts in this report are unaudited.

TABLE OF CONTENTS

TABLE OF CONTENTS

	PAGE/ EXHIBIT
CORPORATE INFORMATION	
Company Profile	4
Investor Information	5
Equity Research Coverage	6
FINANCIALS	
Key Financial Data	8
Consolidated Balance Sheets	9
Consolidated Statements of Income	10
Consolidated Statements of Cash Flows	11
Debt Summary	13
Debt Maturity Schedule	14
Leverage Ratios and Coverage Ratios	15
Capital Expenditures Summary	16
Property Acquisitions and Dispositions Information Since 1/1/19	17
Calculation and Reconciliation of NOI and Cash Basis NOI	18
Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI	19
Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	20
Calculation of FFO and Normalized FFO	21
PORTFOLIO INFORMATION	
Portfolio Summary by Property Type	23
Same Property Results of Operations by Property Type	24
Leasing Summary	26
Occupancy and Leasing Analysis by Property Type	27
Tenant Credit Characteristics	28
Tenants Representing 1% or More of Total Annualized Rental Revenues	29
Five Year Lease Expiration and Reset Schedule by Property Type	30
Portfolio Lease Expiration Schedule	31
EXHIBIT A	
Property Detail	33
NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS	43
WARNING CONCERNING FORWARD-LOOKING STATEMENTS	45

Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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4237-4255 Anson Boulevard, Whitestown, IN Square Feet: 1,036,573 Tenant: Amazon.com Services, Inc. CORPORATE INFORMATION 3

COMPANY PROFILE

COMPANY PROFILE

The Company:

Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. On January 17, 2018, we completed our initial public offering, or the IPO. For the periods prior to January 17, 2018, our results of operations relate to 266 properties contributed to us by our former parent, Select Income REIT, or SIR, a former publicly traded REIT that merged with and into a wholly owned subsidiary of Office Properties Income Trust, on December 31, 2018. As of December 31, 2019, we owned 300 properties with approximately 42.9 million rentable square feet located in 30 states, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable square feet that are primarily industrial lands located in Hawaii. ILPT is a component of 52 market indices and it comprises more than 1% of the following indices as of December 31, 2019: Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Hartford Risk-Optimized Multifactor REIT TR Index (LROREX) and the Bloomberg Reit Industrial/Warehouse Index (BBREINDW).

Management:

ILPT is managed by The RMR Group LLC, or RMR LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing ILPT, RMR manages Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Office Properties Income Trust, a REIT that owns properties primarily leased to single tenants and those with high credit quality characteristics such as government entities, and Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust), a REIT that owns high-quality, private-pay healthcare properties like senior living communities, medical office and life science buildings and other healthcare related properties. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT that focuses on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund LP, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of December 31, 2019, RMR had $32.2 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 50,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: ILPT

Key Data (as of and for the three months ended December 31, 2019):
(dollars and sq. ft. in 000s)

Total properties		300
Total sq. ft.		42,939
Percent leased		99.3%
Q4 2019 Rental income	$	62,199
Q4 2019 Net income	$	11,674
Q4 2019 Normalized FFO	$	29,713

INDUSTRIAL LOGISTICS PROPERTIES TRUST

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INVESTOR INFORMATION Board of Trustees Bruce M. Gans Lisa Harris Jones Joseph L. Morea Lead Independent Trustee Independent Trustee Independent Trustee Kevin C. Phelan Laura A. Wilkin Independent Trustee Independent Trustee INVESTOR INFORMATION INVESTOR John G. Murray Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Senior Management John G. Murray Richard W. Siedel, Jr. Yael Duffy President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Investor and media inquiries should be directed to Two Newton Place Olivia Snyder, Manager, Investor Relations, 255 Washington Street, Suite 300 at (617) 219-1489 or osnyder@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 Financial inquiries should be directed to Richard W. Siedel, Jr., (e-mail) info@ilptreit.com Chief Financial Officer and Treasurer, at (617) 219-1460 (website) www.ilptreit.com or rsiedel@ilptreit.com. 5

EQUITY RESEARCH COVERAGE B. Riley FBR JMP Securities Bryan Maher Aaron Hecht (646) 885-5423 (415) 835-3963 bmaher@brileyfbr.com ahecht@jmpsecurities.com BofA Securities RBC Capital Markets James Feldman Michael Carroll EQUITY RESEARCH COVERAGE EQUITY (646) 855-5808 (440) 715-2649 james.feldman@baml.com michael.carroll@rbccm.com ILPT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. 6

10450 Doral Blvd, Doral, FL Square Feet: 240,283 Tenant: Hellmann Worldwide Logistics, Inc. FINANCIALS 7

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Selected Balance Sheet Data: Total gross assets $ 2,586,369 $ 2,588,109 $ 2,538,080 $ 1,917,372 $ 1,627,902 Total assets $ 2,454,901 $ 2,467,657 $ 2,428,592 $ 1,818,149 $ 1,534,611 Total liabilities $ 1,459,211 $ 1,462,209 $ 1,412,840 $ 794,425 $ 506,338 Total shareholders' equity $ 995,690 $ 1,005,448 $ 1,015,752 $ 1,023,724 $ 1,028,273 KEY FINANCIAL DATA FINANCIAL KEY Selected Income Statement Data: Rental income $ 62,199 $ 60,958 $ 60,090 $ 45,987 $ 42,074 Net income $ 11,674 $ 10,922 $ 13,116 $ 16,786 $ 18,288 NOI $ 48,240 $ 47,551 $ 48,397 $ 37,036 $ 33,486 Adjusted EBITDAre $ 44,564 $ 43,762 $ 44,153 $ 34,074 $ 30,877 FFO and Normalized FFO $ 29,713 $ 28,490 $ 29,825 $ 26,397 $ 25,948 Per Common Share Data: Net income - basic and diluted $ 0.18 $ 0.17 $ 0.20 $ 0.26 $ 0.28 FFO and Normalized FFO - basic and diluted $ 0.46 $ 0.44 $ 0.46 $ 0.41 $ 0.40 Dividends: Annualized dividends paid per share $ 1.32 $ 1.32 $ 1.32 $ 1.32 $ 1.32 Annualized dividend yield (at end of period) 5.9% 6.2% 6.3% 6.5% 6.7% Normalized FFO payout ratio 71.7% 75.0% 71.7% 80.5% 82.5% 8

CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) December 31, 2019 2018 ASSETS Real estate properties: Land $ 747,794 $ 670,501 Buildings and improvements 1,588,170 791,895 Total real estate properties, gross 2,335,964 1,462,396 Accumulated depreciation (131,468) (93,291) Total real estate properties, net 2,204,496 1,369,105 Acquired real estate leases, net 138,596 75,803 Cash and cash equivalents 28,415 9,608 Restricted cash 6,135 — Rents receivable, including straight line rents of $58,336 and $54,916, respectively 62,782 56,940 Deferred leasing costs, net 6,581 6,157 Debt issuance costs, net 2,954 4,430 Due from related persons 1,504 1,390 Other assets, net 3,438 11,178 Total assets $ 2,454,901 $ 1,534,611 CONSOLIDATED BALANCE SHEETS CONSOLIDATED LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 310,000 $ 413,000 Mortgage notes payable, net 1,096,608 49,195 Assumed real estate lease obligations, net 17,508 18,316 Accounts payable and other liabilities 16,475 12,040 Rents collected in advance 9,442 6,004 Security deposits 6,680 6,130 Due to related persons 2,498 1,653 Total liabilities 1,459,211 506,338 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,180,628 and 65,074,791 shares issued and outstanding, respectively 652 651 Additional paid in capital 999,302 998,447 Cumulative net income 142,155 89,657 Cumulative common distributions (146,419) (60,482) Total shareholders' equity 995,690 1,028,273 Total liabilities and shareholders' equity $ 2,454,901 $ 1,534,611 9

CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except percentage data and per share data) Three Months Ended December 31, Year Ended December 31, 2019 2018 2019 2018 Rental income $ 62,199 $ 42,074 $ 229,234 $ 162,530 Expenses: Real estate taxes 8,721 5,233 30,367 19,342 Other operating expenses 5,238 3,355 17,643 13,005 Depreciation and amortization 18,039 7,660 61,927 28,575 General and administrative 4,058 2,921 17,189 11,307 Total expenses 36,056 19,169 127,126 72,229 Interest income 163 66 743 200 Interest expense (including net amortization of debt issuance costs, premiums and discounts of $596, $313, $2,017 and $1,244, respectively) (14,641) (4,675) (50,848) (16,081) Income before income tax expense and equity in earnings of an investee 11,665 18,296 52,003 74,420 Income tax expense (40) (8) (171) (32) Equity in earnings of an investee 49 — 666 — Net income $ 11,674 $ 18,288 $ 52,498 $ 74,388 Weighted average common shares outstanding - basic 65,071 65,029 65,049 64,139 CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONSOLIDATED Weighted average common shares outstanding - diluted 65,074 65,032 65,055 64,140 Net income per common share - basic and diluted $ 0.18 $ 0.28 $ 0.81 $ 1.16 Additional Data: General and administrative expenses / total assets (at end of period) 0.2% 0.2% 0.7% 0.7% Non-cash straight line rent adjustments included in rental income $ 385 $ 1,379 $ 4,345 $ 4,739 Lease value amortization included in rental income $ 193 $ 106 $ 1,195 $ 401 10

CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) Year Ended December 31, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 52,498 $ 74,388 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 38,177 18,781 Net amortization of debt issuance costs, premiums and discounts 2,017 1,244 Amortization of acquired real estate leases and assumed real estate lease obligations 21,465 8,592 Amortization of deferred leasing costs 1,113 820 Provision for losses on rents receivable — 1,198 Straight line rental income (4,345) (4,739) Other non-cash expenses 1,109 927 Equity in earnings of Affiliates Insurance Company (666) — Distributions of earnings from Affiliates Insurance Company 666 — Change in assets and liabilities: Rents receivable (1,497) (1,727) Deferred leasing costs (1,457) (1,745) Due from related persons (114) (1,390) Other assets (594) 3,591 Accounts payable and other liabilities 3,095 1,618 Rents collected in advance 3,438 210 Security deposits 550 456 Due to related persons 845 (5,461) Net cash provided by operating activities 116,300 96,763 CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONSOLIDATED CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits (884,570) (121,891) Real estate improvements (17,157) (5,004) Distributions in excess of earnings from Affiliates Insurance Company 8,334 — Investment in Affiliates Insurance Company — (8,632) Net cash used in investing activities (893,393) (135,527) 11

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) Year Ended December 31, 2019 2018 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares, net — 444,309 Proceeds from issuance of mortgage notes payable 1,000,000 — Borrowings under revolving credit facility 744,000 193,000 Repayments of revolving credit facility (847,000) (530,000) Payment of debt issuance costs (8,775) (5,378) Distributions to common shareholders (85,937) (60,482) Repurchase of common shares (253) (52) Contributions (1) — 16,162 Distributions (1) — (9,187) Net cash provided by (used in) financing activities 802,035 48,372 Increase in cash, cash equivalents and restricted cash 24,942 9,608 Cash and cash equivalents at beginning of period 9,608 — Cash, cash equivalents and restricted cash at end of period $ 34,550 $ 9,608 SUPPLEMENTAL DISCLOSURES: Interest paid $ 46,072 $ 14,749 Income taxes paid $ 164 $ — Interest capitalized $ 187 $ — NON-CASH INVESTING ACTIVITIES: Real estate acquired by assumption of mortgage notes payable $ (56,980) $ — NON-CASH FINANCING ACTIVITIES: Assumption of mortgage notes payable $ 56,980 $ — SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTICTED CASH: CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONSOLIDATED The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows: Cash and cash equivalents $ 28,415 $ 9,608 Restricted cash 6,135 — Total cash, cash equivalents and restricted cash shown in the consolidated statement of cash flows $ 34,550 $ 9,608 (1) Relates to transactions that occurred prior to the IPO. 12

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)

As of December 31, 2019:	Coupon Rate (1)	Interest Rate (2)	Principal Balance (3)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
Revolving credit facility (4)	3.260%	3.260%	$ 310,000	12/29/2021	$ 310,000	2.0
Secured Fixed Rate Debt:						
One property in Virginia	3.990%	3.480%	48,750	11/1/2020	48,750	0.8
One property in Florida (5)	3.600%	4.220%	56,980	10/1/2023	56,980	3.8
186 properties in Hawaii	4.310%	4.310%	650,000	2/7/2029	650,000	9.1
11 U.S. Mainland Properties (5)	3.330%	3.330%	350,000	11/7/2029	350,000	9.9
Subtotal / weighted average secured fixed rate debt	3.949%	3.959%	1,105,730		1,105,730	8.7
Total / weighted average debt	3.798%	3.806%	$ 1,415,730		$ 1,415,730	7.2

(1) Reflects the interest rate stated in, or determined pursuant to, the contract terms.
(2) Includes the effect of mark to market accounting for our mortgage notes. Excludes upfront transaction costs.
(3) Principal balance excludes unamortized debt issuance costs, premiums and discounts related to these debts. Total debt outstanding as of December 31, 2019, including unamortized debt issuance costs, premiums and discounts totaling $9,122, was $1,406,608.
(4) We have a $750,000 revolving credit facility which has a maturity date of December 29, 2021. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 25 basis points per annum as of December 31, 2019. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at December 31, 2019. Interest rate is as of December 31, 2019 and excludes the commitment fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,500,000 in certain circumstances.
(5) In February 2020, we entered into agreements for properties encumbered by these mortgages to be owned by a joint venture agreements in which we will own a 61% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect our partial ownership in the joint venture.

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DEBT MATURITY SCHEDULE (dollars in thousands) Scheduled Principal Payments as of December 31, 2019 Unsecured Secured Floating Fixed Year Rate Debt Rate Debt Total (1) 2020 $ — $ 48,750 $ 48,750 2021 310,000 (2) — 310,000 (3) DEBT MATURITY SCHEDULE DEBT MATURITY 2023 — 56,980 56,980 2029 — 1,000,000 (3) 1,000,000 Total $ 310,000 $ 1,105,730 $ 1,415,730 Percent 21.9% 78.1% 100.0% (1) Total debt outstanding as of December 31, 2019, including unamortized debt issuance costs, premiums and discounts totaling $9,122, was $1,406,608. (2) Represents the amount outstanding under our $750,000 revolving credit facility at December 31, 2019. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 25 basis points per annum as of December 31, 2019. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. (3) In February 2020, we entered into agreements for properties encumbered by these mortgages to be owned by a joint venture agreements in which we will own a 61% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect our partial ownership in the joint venture. 14

LEVERAGE RATIOS AND COVERAGE RATIOS (dollars in thousands) As of and For the Three Months Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Leverage Ratios: Net debt / total gross assets 53.6% 53.4% 53.1% 38.2% 27.8% Net debt / gross book value of real estate assets 54.7% 54.6% 54.1% 40.1% 28.7% Net debt / total market capitalization 48.2% 49.5% 49.6% 35.5% 26.0% Secured debt / total assets 45.0% 30.6% 31.1% 38.4% 3.2% Variable rate debt / net debt 22.3% 47.0% 45.1% 6.8% 91.3% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 7.9x 7.8x 7.6x 5.5x 3.6x Adjusted EBITDAre / interest expense 3.0x 3.0x 3.2x 4.5x 6.6x LEVERAGE RATIOS AND COVERAGE RATIOS AND COVERAGE RATIOS LEVERAGE RATIOS 15

CAPITAL EXPENDITURES SUMMARY (dollars in thousands) For the Three Months Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Tenant improvements $ 24 $ 173 $ — $ — $ 1,362 Leasing costs 822 322 238 156 1,206 Building improvements 2,227 1,093 1,834 59 827 Recurring capital expenditures 3,073 1,588 2,072 215 3,395 Development, redevelopment and other activities 5,105 5,208 2,553 160 584 Total capital expenditures $ 8,178 $ 6,796 $ 4,625 $ 375 $ 3,979 CAPITAL EXPENDITURES SUMMARY CAPITAL 16

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/19

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/19

(dollars and sq. ft. in thousands, except per sq. ft. data)

Acquisitions:

Date Acquired	Market Area	Number of Properties	Sq. Ft.	Purchase Price [1]	Purchase Price [1] / Sq. Ft.	Cap Rate [2]	Weighted Average Remaining Lease Term in Years [3]	Percent Leased [4]	Major Tenant
February 2019	2 mainland states	7	3,708	$ 249,500	$ 67	6.1%	3.8	100%	Amazon.com Services, Inc., Whirlpool Corporation and various others
April 2019	Indianapolis, IN	1	494	30,500	62	5.5%	9.2	100%	Siemens Medical Solutions USA, Inc.
April 2019	12 mainland states	20	8,694	624,650	72	6.4%	9.2	100%	Amazon.com Services, Inc., Procter & Gamble Distributing LLC and various others
August 2019	Columbus, OH	2	392	32,100	82	6.0%	4.4	100%	Expolanka USA, LLC
February 2020	Goodyear, AZ	1	820	72,000	88	5.2%	5.8	100%	Amazon.com Services, Inc.
Total / Weighted Average		31	14,108	$ 1,008,750	$ 72	6.2%	7.5	100%	

(1) Represents the gross purchase price, including assumed mortgage debt, if any, and excluding acquisition related costs and purchase price allocations.
(2) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases as of the date of acquisition, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of any assumed debt and excluding acquisition related costs.
(3) Average remaining lease term in years is weighted based on rental revenues as of the date acquired.
(4) Percent leased is as of the date acquired.

Dispositions:

We have not disposed of any properties since January 1, 2019.

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CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 62,199	$ 60,958	$ 60,090	$ 45,987	$ 42,074	$ 229,234	$ 162,530
Real estate taxes	(8,721)	(8,586)	(7,495)	(5,565)	(5,233)	(30,367)	(19,342)
Other operating expenses	(5,238)	(4,821)	(4,198)	(3,386)	(3,355)	(17,643)	(13,005)
NOI	48,240	47,551	48,397	37,036	33,486	181,224	130,183
Non-cash straight line rent adjustments included in rental income	(385)	(979)	(2,002)	(979)	(1,379)	(4,345)	(4,739)
Lease value amortization included in rental income	(193)	(182)	(707)	(113)	(106)	(1,195)	(401)
Cash Basis NOI	$ 47,662	$ 46,390	$ 45,688	$ 35,944	$ 32,001	$ 175,684	$ 125,043
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 11,674	$ 10,922	$ 13,116	$ 16,786	$ 18,288	$ 52,498	$ 74,388
Equity in earnings of an investee	(49)	(83)	(130)	(404)	—	(666)	—
Income tax expense	40	63	60	8	8	171	32
Income before income tax expense and equity in earnings of an investee	11,665	10,902	13,046	16,390	18,296	52,003	74,420
Interest expense	14,641	14,687	13,924	7,596	4,675	50,848	16,081
Interest income	(163)	(81)	(138)	(361)	(66)	(743)	(200)
General and administrative	4,058	4,475	4,856	3,800	2,921	17,189	11,307
Depreciation and amortization	18,039	17,568	16,709	9,611	7,660	61,927	28,575
NOI	48,240	47,551	48,397	37,036	33,486	181,224	130,183
Non-cash straight line rent adjustments included in rental income	(385)	(979)	(2,002)	(979)	(1,379)	(4,345)	(4,739)
Lease value amortization included in rental income	(193)	(182)	(707)	(113)	(106)	(1,195)	(401)
Cash Basis NOI	$ 47,662	$ 46,390	$ 45,688	$ 35,944	$ 32,001	$ 175,684	$ 125,043

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RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI (dollars in thousands) Three Months Ended December 31, Year Ended December 31, CASH BASIS NOI 2019 2018 2019 2018 Reconciliation of NOI to Same Property NOI : Rental income $ 62,199 $ 42,074 $ 229,234 $ 162,530 Real estate taxes (8,721) (5,233) (30,367) (19,342) Other operating expenses (5,238) (3,355) (17,643) (13,005) NOI 48,240 33,486 181,224 130,183 Less: NOI of properties not included in same property results (15,003) (366) (50,939) (2,130) Same property NOI $ 33,237 $ 33,120 $ 130,285 $ 128,053 Calculation of Same Property Cash Basis NOI : Same property NOI $ 33,237 $ 33,120 $ 130,285 $ 128,053 (Less) add: Non-cash straight line rent adjustments included in rental income 289 (1,334) (1,456) (4,477) Lease value amortization included in rental income (113) (105) (962) (400) Same property Cash Basis NOI $ 33,413 $ 31,681 $ 127,867 $ 123,176 19 RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY AND CALCULATION NOI SAME PROPERTY OF NOI TO RECONCILIATION

re CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (dollars in thousands) For the Three Months Ended For the Year Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 12/31/2019 12/31/2018 Net income $ 11,674 $ 10,922 $ 13,116 $ 16,786 $ 18,288 $ 52,498 $ 74,388 Plus: interest expense 14,641 14,687 13,924 7,596 4,675 50,848 16,081 Plus: income tax expense 40 63 60 8 8 171 32 Plus: depreciation and amortization 18,039 17,568 16,709 9,611 7,660 61,927 28,575 EBITDA and EBITDAre 44,394 43,240 43,809 34,001 30,631 165,444 119,076 AND ADJUSTED EBITDA AND Plus: general and administrative expense paid in common shares (1) 170 522 344 73 246 1,109 927 re Adjusted EBITDAre $ 44,564 $ 43,762 $ 44,153 $ 34,074 $ 30,877 $ 166,553 $ 120,003 (1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR LLC. CALCULATION OF EBITDA, EBITDA CALCULATION 20

CALCULATION OF FFO AND NORMALIZED FFO (dollars and shares in thousands, except per share data) For the Three Months Ended For the Year Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 12/31/2019 12/31/2018 Net income $ 11,674 $ 10,922 $ 13,116 $ 16,786 $ 18,288 $ 52,498 $ 74,388 Depreciation and amortization 18,039 17,568 16,709 9,611 7,660 61,927 28,575 FFO and Normalized FFO $ 29,713 $ 28,490 $ 29,825 $ 26,397 $ 25,948 $ 114,425 $ 102,963 Share and Per Share Data: Weighted average common shares outstanding - basic 65,071 65,055 65,039 65,032 65,029 65,049 64,139 Weighted average common shares outstanding - diluted 65,074 65,060 65,043 65,041 65,032 65,055 64,140 Net income per common share - basic and diluted $ 0.18 $ 0.17 $ 0.20 $ 0.26 $ 0.28 $ 0.81 $ 1.16 CALCULATION OF FFO AND NORMALIZED FFO OF FFO CALCULATION FFO and Normalized FFO per common share - basic and diluted $ 0.46 $ 0.44 $ 0.46 $ 0.41 $ 0.40 $ 1.76 $ 1.61 21

1985 International Way, Hebron, KY Square Feet: 189,400 Tenant: Verst Group Logistics, Inc. PORTFOLIO INFORMATION 22

PORTFOLIO SUMMARY BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended December 31, 2019 Mainland Hawaii Key Statistic Properties Properties Total Leasable properties 74 226 (1) 300 Percent of total 24.7% 75.3% 100.0% Total square feet 26,183 16,756 42,939 Percent of total 61.0% 39.0% 100.0% Leased square feet 26,183 16,447 42,630 Percent leased 100.0% 98.2% 99.3% Rental income $ 36,995 $ 25,204 $ 62,199 Percent of total 59.5% 40.5% 100.0% NOI $ 30,088 $ 18,152 $ 48,240 PORTFOLIO SUMMARY BY PROPERTY TYPE PROPERTY BY PORTFOLIO SUMMARY Percent of total 62.4% 37.6% 100.0% Cash Basis NOI $ 29,109 $ 18,553 $ 47,662 Percent of total 61.1% 38.9% 100.0% (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. 23

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (dollars and sq. ft. in thousands) As of and For the Three Months Ended As of and For the Year Ended 12/31/2019 12/31/2018 12/31/2019 12/31/2018 Leasable Properties: Mainland Properties 43 43 40 40 Hawaii Properties 226 226 226 226 Total 269 269 266 266 Square Feet (1): Mainland Properties 12,576 12,382 11,910 11,716 Hawaii Properties 16,756 16,834 16,756 16,834 Total 29,332 29,216 28,666 28,550 Percent Leased (2): Mainland Properties 100.0% 100.0% 100.0% 100.0% Hawaii Properties 98.2% 98.7% 98.2% 98.7% Total 98.9% 99.3% 98.9% 99.2% Rental income Mainland Properties $ 17,520 $ 17,142 $ 63,989 $ 62,921 Hawaii Properties 25,204 24,380 100,655 97,060 Total $ 42,724 $ 41,522 $ 164,644 $ 159,981 (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY (2) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. 24

SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) (dollars in thousands) As of and For the Three Months Ended As of and For the Year Ended 12/31/2019 12/31/2018 12/31/2019 12/31/2018 NOI: Mainland Properties $ 15,084 $ 14,685 $ 55,317 $ 54,530 Hawaii Properties 18,153 18,435 74,968 73,523 Total $ 33,237 $ 33,120 $ 130,285 $ 128,053 Cash Basis NOI: Mainland Properties $ 14,859 $ 14,155 $ 54,346 $ 52,728 Hawaii Properties 18,554 17,526 73,521 70,448 Total $ 33,413 $ 31,681 $ 127,867 $ 123,176 NOI % Change: Mainland Properties 2.7% 1.4% Hawaii Properties -1.5% 2.0% Total 0.4% 1.7% Cash Basis NOI % Change: Mainland Properties 5.0% 3.1% Hawaii Properties 5.9% 4.4% Total 5.5% 3.8% SAME PROPERTY RESULTS OF OPERATIONS BY PROPERTY TYPE (CONTINUED) PROPERTY BY OF OPERATIONS RESULTS SAME PROPERTY 25

LEASING SUMMARY

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Leasable buildings (1)	300	300	298	277	270
Total sq. ft. (2)	42,939	42,745	42,353	33,243	29,535
Square feet leased	42,630	42,531	42,066	33,029	29,321
Percentage leased	99.3%	99.5%	99.3%	99.4%	99.3%
Leasing Activity (Sq. Ft.):					
New leases	161	73	216	—	194 (3)
Renewals	1,151	26	143	271	1,598
Rent resets	105	—	—	483	80
Total	1,417	99	359	754	1,872
% Change in GAAP Rent:					
New leases	34.2%	13.7%	35.6%	—%	71.9%
Renewals	12.4%	11.4%	16.8%	15.8%	17.8%
Rent resets	39.9%	—%	—%	28.0%	18.2%
Weighted average (by square feet)	16.9%	13.4%	27.5%	22.9%	23.7%
Leasing Costs and Concession Commitments (4):					
New leases	$ 158	$ 708	$ 372	$ —	$ 957
Renewals	1,142	—	100	88	651
Total	$ 1,300	$ 708	$ 472	$ 88	$ 1,608
Leasing Costs and Concession Commitments per Sq. Ft. (5):					
New leases	$ 0.98	$ 9.70	$ 1.72	$ —	$ 4.93
Renewals	$ 0.99	$ —	$ 0.70	$ 0.32	$ 0.41
Total	$ 0.99	$ 7.15	$ 1.30	$ 0.32	$ 0.90
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	17.4	20.0	10.6	—	15.0
Renewals	7.2	5.2	11.5	9.4	14.3
Total	8.5	16.1	11.0	9.4	14.4
Leasing Costs and Concession Commitments per Sq. Ft. per Year (4) (5):					
New leases	$ 0.06	$ 0.48	$ 0.16	$ —	$ 0.33
Renewals	$ 0.14	$ —	$ 0.06	$ 0.03	$ 0.03
Total	$ 0.12	$ 0.44	$ 0.12	$ 0.03	$ 0.06

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,756 square feet which are primarily industrial lands located in Hawaii.
(2) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.
(3) Represents a 194 square foot property expansion under construction; the lease for that space commenced during the fourth quarter of 2019.
(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

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OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE (sq. ft. in thousands) Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 12/31/2019 Property Type 12/31/2019 New Renewals Total Mainland Properties 26,183 — 757 757 Hawaii Properties 16,756 161 394 555 Total 42,939 161 1,151 1,312 Sq. Ft. Leased As of 9/30/2019 New and As of 12/31/2019 Property Type 9/30/2019 % Leased (2) Expired Renewals Expansions 12/31/2019 % Leased Mainland Properties 25,989 100.0% (757) 757 194 26,183 100.0% Hawaii Properties 16,542 98.7% (650) 555 — 16,447 98.2% Total 42,531 99.5% (1,407) 1,312 194 42,630 99.3% OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE PROPERTY BY ANALYSIS AND LEASING OCCUPANCY (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. 27

TENANT CREDIT CHARACTERISTICS As of December 31, 2019 % of Annualized Rental Revenues Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 39.0% 28.5% Subsidiaries of investment grade rated parent entities 22.0% 14.0% Other leased Hawaii lands —% 31.1% Subtotal investment grade rated, subsidiaries of 61.0% 73.6% investment grade rated parent entities and other leased Hawaii lands Other unrated or non-investment grade 39.0% 26.4% 100.0% 100.0% Mainland Properties Consolidated Properties TENANT CREDIT CHARACTERISTICS % of Annualized Rental Revenues % of Annualized Rental Revenues Subsidiaries Other unrated or non- Other unrated or of investment investment grade: 39.0% non-investment Investment grade grade rated grade: 26.4% rated: 28.5% parent entities: 22.0% Other leased Hawaii Investment grade rated: lands: 31.1% Subsidiaries of 39.0% investment grade rated parent entities: 14.0% 28

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL REVENUES

As of December 31, 2019

(sq. ft. in thousands)

	Tenant	States	No. of Properties	Rented Sq. Ft. (1)	% of Total Rented Sq. Ft. (1)	% of Total Annualized Rental Revenues
1	Amazon.com Services, Inc.	FL, IN, SC, TN, VA	6	6,119	14.4%	14.2%
2	Federal Express Corporation / FedEx Ground Package System, Inc.	AR, CO, HI, IA, ID, IL, MN, MO, NC, ND, NV, OH, OK, UT	17	952	2.2%	3.8%
3	The Procter & Gamble Distributing LLC	OH	1	1,791	4.2%	3.7%
4	Restoration Hardware, Inc.	MD	1	1,195	2.8%	2.5%
5	American Tire Distributors, Inc.	CO, LA, NE, NY, OH	5	722	1.7%	2.1%
6	UPS Supply Chain Solutions, Inc.	NH	1	614	1.4%	2.0%
7	Par Hawaii Refining, LLC	HI	3	3,148	7.4%	1.9%
8	Servco Pacific Inc.	HI	4	537	1.3%	1.9%
9	SKF USA Inc.	MO	1	431	1.0%	1.7%
10	EF Transit, Inc.	IN	1	535	1.3%	1.6%
11	BJ's Wholesale Club, Inc.	NJ	1	634	1.5%	1.4%
12	Subaru of America, Inc.	IN	1	963	2.3%	1.4%
13	Shurtech Brands, LLC	OH	1	645	1.5%	1.4%
14	Safeway Inc.	HI	2	146	0.3%	1.4%
15	Manheim Remarketing, Inc.	HI	1	338	0.8%	1.3%
16	The Toro Company	IA	1	644	1.5%	1.2%
17	Exel Inc.	SC	1	945	2.2%	1.2%
18	Trex Company, Inc.	NV, VA	2	646	1.5%	1.2%
19	A.L. Kilgo Company, Inc.	HI	5	310	0.7%	1.2%
20	Avnet, Inc.	OH	1	581	1.4%	1.2%
21	Cummins Inc.	KY	1	604	1.4%	1.2%
22	Warehouse Rentals Inc.	HI	5	278	0.7%	1.1%
23	Coca-Cola Bottling of Hawaii, LLC	HI	4	351	0.8%	1.1%
24	Whirlpool Corporation	IN	1	805	1.9%	1.0%
	Total		67	23,934	56.2%	52.7%

(1) Rented square feet is pursuant to existing leases as of December 31, 2019 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

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29

FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

FIVE YEAR LEASE EXPIRATION AND RESET SCHEDULE BY PROPERTY TYPE

As of December 31, 2019

(dollars and sq. ft. in thousands)

	Total	2020	2021	2022	2023	2024	2025 and Thereafter
Mainland Properties Expirations:							
Total sq. ft.	26,183						
Leased sq. ft. (1)	26,183	60	2,487	399	2,230	7,487	13,520
Percent		0.2%	9.5%	1.5%	8.5%	28.6%	51.7%
Annualized rental revenues	$ 145,035	$ 341	$ 12,664	$ 3,293	$ 13,952	$ 37,516	$ 77,269
Percent		0.2%	8.7%	2.3%	9.6%	25.9%	53.3%
Hawaii Properties Expirations:							
Total sq. ft.	16,756						
Leased sq. ft. (1)	16,447	170	253	2,429	305	2,790	10,500
Percent		1.0%	1.5%	14.8%	1.9%	17.0%	63.8%
Annualized rental revenues	$ 100,571	$ 1,270	$ 2,038	$ 17,550	$ 2,158	$ 5,442	$ 72,113
Percent		1.3%	2.0%	17.5%	2.1%	5.4%	71.7%
Total Expirations:							
Total sq. ft.	42,939						
Leased sq. ft. (1)	42,630	230	2,740	2,828	2,535	10,277	24,020
Percent		0.5%	6.4%	6.6%	5.9%	24.1%	56.5%
Annualized rental revenues	$ 245,606	$ 1,611	$ 14,702	$ 20,843	$ 16,110	$ 42,958	$ 149,382
Percent		0.7%	6.0%	8.5%	6.6%	17.5%	60.7%
Next Scheduled Rent Resets							
Reset sq. ft.	4,845	1,601 (3)	377	508	370	294	1,695
Percent (2)		9.7%	2.3%	3.1%	2.2%	1.8%	10.3%
Annualized rental revenues	$ 30,436	$ 4,582 (3)	$ 2,610	$ 4,209	$ 2,094	$ 2,100	$ 14,841
Percent (2)		4.6%	2.6%	4.2%	2.1%	2.1%	14.8%

(1) Leased square feet is pursuant to existing leases as of December 31, 2019, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.
(2) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties.
(3) Includes leases subject to reset in prior periods that remain under negotiation or subject to arbitration proceedings to determine the reset amounts. The annualized rental revenues amount listed in the table for these leases do not include any adjustment for the future reset amounts, if any.

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PORTFOLIO LEASE EXPIRATION SCHEDULE As of December 31, 2019 (dollars and sq. ft. in thousands) Cumulative % of Total Cumulative % % of Total % of Total Rented Rented of Total Rented Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Period / Year Tenants Expiring (1) Expiring (1) Expiring (1) Expiring Expiring Expiring 2020 13 230 0.5% 0.5% $ 1,611 0.7% 0.7% 2021 30 2,740 6.4% 6.9% 14,702 6.0% 6.7% 2022 65 2,828 6.6% 13.5% 20,843 8.5% 15.2% 2023 27 2,535 5.9% 19.4% 16,110 6.6% 21.8% 2024 30 10,277 24.1% 43.5% 42,958 17.5% 39.3% 2025 15 1,839 4.3% 47.8% 9,596 3.9% 43.2% 2026 3 949 2.2% 50.0% 6,289 2.6% 45.8% 2027 10 5,647 13.2% 63.2% 27,906 11.4% 57.2% 2028 21 2,921 6.9% 70.1% 20,607 8.4% 65.6% 2029 9 2,715 6.4% 76.5% 13,917 5.7% 71.3% PORTFOLIO LEASE EXPIRATION SCHEDULE PORTFOLIO LEASE EXPIRATION Thereafter 80 9,949 23.5% 100.0% 71,067 28.7% 100.0% Total 303 42,630 100.0% $ 245,606 100.0% Weighted average remaining lease term (in years) 8.6 9.6 (1) Rented square feet is pursuant to existing leases as of December 31, 2019, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. 31

945 Monument Drive, Lebanon, IN Square Feet: 962,500 Tenant: Subaru of America, Inc. EXHIBIT A 32

PROPERTY DETAIL

PROPERTY DETAIL

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value (1)	Depreciated Carrying Value (1)	Date Acquired (2)	Year Built or Most Recent Renovation
1	4501 Industrial Drive	Fort Smith	AR	1	Mainland Properties	64	100.0%	$ 469	$ 4,385	$ 3,957	1/29/2015	2013
2	955 Aeroplaza Drive	Colorado Springs	CO	1	Mainland Properties	125	100.0%	907	8,251	7,338	1/29/2015	2012
3/4	13400 East 39th Avenue and 3800 Wheeling Street	Denver	CO	2	Mainland Properties	394	100.0%	1,446	16,101	14,469	1/29/2015	1996
5	3870 Ronald Reagan Boulevard	Johnstown	CO	1	Mainland Properties	97	100.0%	998	12,502	12,266	4/9/2019	2014
6	150 Greenhorn Drive	Pueblo	CO	1	Mainland Properties	54	100.0%	543	4,377	3,863	1/29/2015	2013
7	2 Tower Drive	Wallingford	CT	1	Mainland Properties	62	100.0%	465	4,205	3,478	10/24/2006	1978
8	235 Great Pond Drive	Windsor	CT	1	Mainland Properties	171	100.0%	1,382	11,869	10,113	7/20/2012	2004
9	10450 Doral Boulevard	Doral	FL	1	Mainland Properties	240	100.0%	2,272	43,327	41,921	6/27/2018	2001
10	2100 NW 82nd Avenue	Miami	FL	1	Mainland Properties	37	100.0%	265	1,895	1,098	3/19/1998	2013
11	3350 Laurel Ridge Avenue	Ruskin	FL	1	Mainland Properties	1,018	100.0%	8,532	108,122	106,048	4/9/2019	2014
12	1000 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	42	100.0%	444	2,252	2,252	12/5/2003	Land
13	1001 Ahua Street	Honolulu	HI	1	Hawaii Properties	338	100.0%	3,161	18,559	17,205	12/5/2003	Land
14	1024 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	40	100.0%	324	1,818	1,818	12/5/2003	Land
15	1024 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	26	100.0%	229	1,385	1,385	12/5/2003	Land
16	1027 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	102	100.0%	837	5,444	5,444	12/5/2003	Land
17	1030 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	122	100.0%	1,069	5,655	5,655	12/5/2003	Land
18	1038 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	47	100.0%	377	2,576	2,576	12/5/2003	Land
19	1045 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	15	100.0%	111	819	819	12/5/2003	Land
20	1050 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	43	100.0%	342	2,277	1,927	12/5/2003	Land
21	1052 Ahua Street	Honolulu	HI	1	Hawaii Properties	30	100.0%	197	1,943	1,858	12/5/2003	Land
22	1055 Ahua Street	Honolulu	HI	1	Hawaii Properties	27	100.0%	210	1,216	1,216	12/5/2003	Land
23	106 Puuhale Road	Honolulu	HI	1	Hawaii Properties	14	100.0%	293	1,388	1,322	12/5/2003	1966
24	1062 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	31	100.0%	249	1,647	1,407	12/5/2003	Land
25	1122 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	106	100.0%	809	5,781	5,781	12/5/2003	Land
26	113 Puuhale Road	Honolulu	HI	1	Hawaii Properties	77	100.0%	730	3,729	3,729	12/5/2003	Land
27	1150 Kikowaena Place	Honolulu	HI	1	Hawaii Properties	46	100.0%	547	2,445	2,445	12/5/2003	Land
28	120 Mokauea Street	Honolulu	HI	1	Hawaii Properties	31	100.0%	483	2,896	2,769	12/5/2003	1970
29	120 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	71	100.0%	1,529	13,862	9,224	11/23/2004	2004
30	120B Mokauea Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	611	1,953	1,953	12/5/2003	1970
31	125 Puuhale Road	Honolulu	HI	1	Hawaii Properties	31	100.0%	320	1,630	1,630	12/5/2003	Land
32	125B Puuhale Road	Honolulu	HI	1	Hawaii Properties	49	100.0%	437	2,815	2,815	12/5/2003	Land
33	1330 Pali Highway	Honolulu	HI	1	Hawaii Properties	20	100.0%	462	1,423	1,423	12/5/2003	Land

See notes on page 42.

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PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value [1]	Depreciated Carrying Value [1]	Date Acquired [2]	Year Built or Most Recent Renovation
34	1360 Pali Highway	Honolulu	HI	1	Hawaii Properties	126	100.0%	2,868	9,331	9,217	12/5/2003	Land
35	140 Puuhale Road	Honolulu	HI	1	Hawaii Properties	22	100.0%	—	1,100	1,100	12/5/2003	Land
36	142 Mokauea Street	Honolulu	HI	1	Hawaii Properties	26	100.0%	445	3,719	3,318	12/5/2003	1972
37	148 Mokauea Street	Honolulu	HI	1	Hawaii Properties	86	100.0%	771	3,476	3,476	12/5/2003	Land
38	150 Puuhale Road	Honolulu	HI	1	Hawaii Properties	123	100.0%	1,140	4,887	4,887	12/5/2003	Land
39	151 Puuhale Road	Honolulu	HI	1	Hawaii Properties	38	—%	—	1,956	1,956	12/5/2003	Land
40	158 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	101	100.0%	965	2,488	2,488	12/5/2003	Land
41	165 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	16	100.0%	151	758	758	12/5/2003	Land
42	179 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	62	100.0%	655	2,480	2,480	12/5/2003	Land
43	180 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	67	100.0%	665	1,655	1,655	12/5/2003	Land
44	1926 Auiki Street	Honolulu	HI	1	Hawaii Properties	42	100.0%	732	4,596	4,078	12/5/2003	1959
45	1931 Kahai Street	Honolulu	HI	1	Hawaii Properties	96	100.0%	995	3,779	3,779	12/5/2003	Land
46	197 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	31	100.0%	320	1,238	1,238	12/5/2003	Land
47	2001 Kahai Street	Honolulu	HI	1	Hawaii Properties	27	100.0%	257	1,091	1,091	12/5/2003	Land
48	2019 Kahai Street	Honolulu	HI	1	Hawaii Properties	27	100.0%	328	1,377	1,377	12/5/2003	Land
49	2020 Auiki Street	Honolulu	HI	1	Hawaii Properties	47	100.0%	428	2,385	2,385	12/5/2003	Land
50	204 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	33	100.0%	320	1,689	1,689	12/5/2003	Land
51	207 Puuhale Road	Honolulu	HI	1	Hawaii Properties	40	100.0%	475	2,024	2,024	12/5/2003	Land
52	2103 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	79	100.0%	725	3,212	3,212	12/5/2003	Land
53	2106 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	31	100.0%	—	1,737	1,659	12/5/2003	Land
54	2110 Auiki Street	Honolulu	HI	1	Hawaii Properties	20	100.0%	—	837	837	12/5/2003	Land
55	212 Mohonua Place	Honolulu	HI	1	Hawaii Properties	46	100.0%	402	1,067	1,067	12/5/2003	Land
56	2122 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	33	100.0%	339	1,365	1,365	12/5/2003	Land
57	2127 Auiki Street	Honolulu	HI	1	Hawaii Properties	57	—%	—	3,003	2,948	12/5/2003	Land
58	2135 Auiki Street	Honolulu	HI	1	Hawaii Properties	33	100.0%	325	825	825	12/5/2003	Land
59	2139 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	22	100.0%	201	885	885	12/5/2003	Land
60	214 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	22	100.0%	446	2,404	2,337	12/5/2003	1981
61	2140 Kaliawa Street	Honolulu	HI	1	Hawaii Properties	19	100.0%	192	931	931	12/5/2003	Land
62	2144 Auiki Street	Honolulu	HI	1	Hawaii Properties	54	100.0%	1,122	9,800	7,515	12/5/2003	1953
63	215 Puuhale Road	Honolulu	HI	1	Hawaii Properties	42	100.0%	510	2,117	2,117	12/5/2003	Land

See notes on page 42.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

34

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value [1]	Depreciated Carrying Value [1]	Date Acquired [2]	Year Built or Most Recent Renovation
64	218 Mohonua Place	Honolulu	HI	1	Hawaii Properties	34	100.0%	334	1,741	1,741	12/5/2003	Land
65	220 Puuhale Road	Honolulu	HI	1	Hawaii Properties	66	100.0%	622	2,619	2,619	12/5/2003	Land
66	2250 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	76	100.0%	728	3,862	3,862	12/5/2003	Land
67	2264 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	33	100.0%	352	1,632	1,632	12/5/2003	Land
68	2276 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	33	100.0%	356	1,619	1,619	12/5/2003	Land
69	228 Mohonua Place	Honolulu	HI	1	Hawaii Properties	37	100.0%	359	1,865	1,865	12/5/2003	Land
70	2308 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	65	100.0%	607	3,314	3,314	12/5/2003	Land
71	231 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	19	100.0%	174	752	752	12/5/2003	Land
72	231B Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	39	100.0%	381	1,539	1,539	12/5/2003	Land
73	2344 Pahounui Drive	Honolulu	HI	1	Hawaii Properties	144	100.0%	1,406	6,709	6,709	12/5/2003	Land
74	238 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	60	100.0%	576	2,273	2,273	12/5/2003	Land
75	2635 Waiwai Loop A	Honolulu	HI	1	Hawaii Properties	23	100.0%	221	1,967	1,779	12/5/2003	Land
76	2635 Waiwai Loop B	Honolulu	HI	1	Hawaii Properties	22	100.0%	217	1,965	1,876	12/5/2003	Land
77	2760 Kam Highway	Honolulu	HI	1	Hawaii Properties	29	100.0%	154	873	873	12/5/2003	Land
78	2804 Kilihau Street	Honolulu	HI	1	Hawaii Properties	34	100.0%	346	1,777	1,775	12/5/2003	Land
79	2806 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	287	1,801	1,801	12/5/2003	Land
80	2808 Kam Highway	Honolulu	HI	1	Hawaii Properties	13	100.0%	106	310	310	12/5/2003	Land
81	2809 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	36	100.0%	288	1,837	1,837	12/5/2003	Land
82	2810 Paa Street	Honolulu	HI	1	Hawaii Properties	52	100.0%	612	3,340	3,340	12/5/2003	Land
83	2810 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	412	100.0%	3,685	27,699	27,699	12/5/2003	Land
84	2812 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	282	1,804	1,802	12/5/2003	Land
85	2814 Kilihau Street	Honolulu	HI	1	Hawaii Properties	37	100.0%	290	1,925	1,925	12/5/2003	Land
86	2815 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	223	1,823	1,821	12/5/2003	Land
87	2815 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	98	287	287	12/5/2003	Land
88	2816 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	44	100.0%	255	1,036	1,025	12/5/2003	Land
89	2819 Mokumoa Street - A	Honolulu	HI	1	Hawaii Properties	35	100.0%	285	1,821	1,821	12/5/2003	Land
90	2819 Mokumoa Street - B	Honolulu	HI	1	Hawaii Properties	35	100.0%	280	1,816	1,816	12/5/2003	Land
91	2819 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	299	2,123	2,114	12/5/2003	Land
92	2821 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	98	287	287	12/5/2003	Land
93	2826 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	70	100.0%	466	3,921	3,921	12/5/2003	Land

See notes on page 42.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

35

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value (1)	Depreciated Carrying Value (1)	Date Acquired (2)	Year Built or Most Recent Renovation
94	2827 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	283	1,801	1,801	12/5/2003	Land
95	2828 Paa Street	Honolulu	HI	1	Hawaii Properties	187	100.0%	1,497	12,448	12,448	12/5/2003	Land
96	2829 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	70	100.0%	540	1,722	1,720	12/5/2003	Land
97	2829 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	98	287	287	12/5/2003	Land
98	2829 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	318	2,088	2,088	12/5/2003	Land
99	2830 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	308	2,146	2,146	12/5/2003	Land
100	2831 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	278	860	860	12/5/2003	Land
101	2831 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	222	1,857	1,623	12/5/2003	Land
102	2833 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	99	601	601	12/5/2003	Land
103	2833 Paa Street	Honolulu	HI	1	Hawaii Properties	30	100.0%	302	1,701	1,701	12/5/2003	Land
104	2833 Paa Street #2	Honolulu	HI	1	Hawaii Properties	30	100.0%	302	1,675	1,675	12/5/2003	Land
105	2836 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	26	100.0%	155	1,353	1,353	12/5/2003	Land
106	2838 Kilihau Street	Honolulu	HI	1	Hawaii Properties	83	100.0%	681	4,262	4,262	12/5/2003	Land
107	2839 Kilihau Street	Honolulu	HI	1	Hawaii Properties	12	100.0%	110	627	627	12/5/2003	Land
108	2839 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	—	1,942	1,942	12/5/2003	Land
109	2840 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	315	2,149	2,149	12/5/2003	Land
110	2841 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	329	2,088	2,088	12/5/2003	Land
111	2844 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	269	1,974	1,962	12/5/2003	Land
112	2846-A Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	61	100.0%	500	3,135	2,752	12/5/2003	Land
113	2847 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	—	885	764	12/5/2003	Land
114	2849 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	372	860	860	12/5/2003	Land
115	2850 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	9	100.0%	70	459	390	12/5/2003	Land
116	2850 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	317	2,143	2,143	12/5/2003	Land
117	2850 Paa Street	Honolulu	HI	1	Hawaii Properties	298	100.0%	2,285	22,827	22,827	12/5/2003	Land
118	2855 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	328	1,807	1,807	12/5/2003	Land
119	2855 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	304	1,934	1,934	12/5/2003	Land
120	2857 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	322	983	983	12/5/2003	Land
121	2858 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	289	1,801	1,801	12/5/2003	Land
122	2861 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	70	100.0%	—	3,867	3,867	12/5/2003	Land
123	2864 Awaawaloa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	300	1,842	1,838	12/5/2003	Land
124	2864 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	—	2,092	2,092	12/5/2003	Land

See notes on page 42.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

36

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value (1)	Depreciated Carrying Value (1)	Date Acquired (2)	Year Built or Most Recent Renovation
125	2865 Pukoloa Street	Honolulu	HI	1	Hawaii Properties	40	100.0%	311	1,934	1,934	12/5/2003	Land
126	2868 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	387	1,801	1,801	12/5/2003	Land
127	2869 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	299	1,794	1,794	12/5/2003	Land
128	2875 Paa Street	Honolulu	HI	1	Hawaii Properties	23	100.0%	234	1,330	1,330	12/5/2003	Land
129	2879 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	287	1,789	1,789	12/5/2003	Land
130	2879 Paa Street	Honolulu	HI	1	Hawaii Properties	31	100.0%	231	1,735	1,723	12/5/2003	Land
131	2886 Paa Street	Honolulu	HI	1	Hawaii Properties	60	100.0%	726	2,205	2,205	12/5/2003	Land
132	2889 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	299	1,783	1,783	12/5/2003	Land
133	2906 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	304	1,816	1,815	12/5/2003	Land
134	2908 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	370	1,810	1,808	12/5/2003	Land
135	2915 Kaihikapu Street	Honolulu	HI	1	Hawaii Properties	105	100.0%	1,220	2,579	2,579	12/5/2003	Land
136	2927 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	277	1,778	1,778	12/5/2003	Land
137	2928 Kaihikapu Street - A	Honolulu	HI	1	Hawaii Properties	35	100.0%	288	1,801	1,801	12/5/2003	Land
138	2928 Kaihikapu Street - B	Honolulu	HI	1	Hawaii Properties	38	100.0%	300	1,948	1,948	12/5/2003	Land
139	2960 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	38	100.0%	330	1,977	1,977	12/5/2003	Land
140	2965 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	42	100.0%	351	2,140	2,140	12/5/2003	Land
141	2969 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	80	100.0%	448	4,053	4,044	12/5/2003	Land
142	2970 Mokumoa Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	302	1,722	1,722	12/5/2003	Land
143	33 S. Vineyard Boulevard	Honolulu	HI	1	Hawaii Properties	12	100.0%	143	844	844	12/5/2003	Land
144	525 N. King Street	Honolulu	HI	1	Hawaii Properties	21	100.0%	278	1,342	1,342	12/5/2003	Land
145	609 Ahua Street	Honolulu	HI	1	Hawaii Properties	24	100.0%	220	624	616	12/5/2003	Land
146	619 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	55	100.0%	545	1,415	1,413	12/5/2003	Land
147	645 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	273	882	882	12/5/2003	Land
148	659 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	264	880	863	12/5/2003	Land
149	659 Puuloa Road	Honolulu	HI	1	Hawaii Properties	35	100.0%	281	1,807	1,807	12/5/2003	Land
150	660 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	203	1,787	1,784	12/5/2003	Land
151	667 Puuloa Road	Honolulu	HI	1	Hawaii Properties	35	100.0%	302	862	860	12/5/2003	Land
152	669 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	—	1,877	1,855	12/5/2003	Land
153	673 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	267	1,801	1,801	12/5/2003	Land
154	675 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	30	100.0%	227	1,081	1,081	12/5/2003	Land
155	679 Puuloa Road	Honolulu	HI	1	Hawaii Properties	35	100.0%	285	1,810	1,807	12/5/2003	Land

See notes on page 42.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

37

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value [1]	Depreciated Carrying Value [1]	Date Acquired [2]	Year Built or Most Recent Renovation
156	685 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	278	1,801	1,801	12/5/2003	Land
157	673 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	285	1,821	1,804	12/5/2003	Land
158	692 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	380	1,798	1,798	12/5/2003	Land
159	697 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	306	1,805	1,478	12/5/2003	Land
160	702 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	276	1,787	1,784	12/5/2003	Land
161	704 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	59	100.0%	493	3,075	2,800	12/5/2003	Land
162	709 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	340	1,801	1,801	12/5/2003	Land
163	719 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	345	1,960	1,960	12/5/2003	Land
164	729 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	241	1,801	1,801	12/5/2003	Land
165	733 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	65	100.0%	701	3,403	3,403	12/5/2003	Land
166	739 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	248	1,801	1,801	12/5/2003	Land
167	759 Puuloa Road	Honolulu	HI	1	Hawaii Properties	34	100.0%	278	1,769	1,766	12/5/2003	Land
168	761 Ahua Street	Honolulu	HI	1	Hawaii Properties	73	100.0%	577	3,759	3,758	12/5/2003	Land
169	766 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	289	1,801	1,801	12/5/2003	Land
170	770 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	353	1,801	1,801	12/5/2003	Land
171	789 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	47	100.0%	279	2,611	2,608	12/5/2003	Land
172	80 Sand Island Access Road	Honolulu	HI	1	Hawaii Properties	191	100.0%	1,671	7,972	7,972	12/5/2003	Land
173	803 Ahua Street	Honolulu	HI	1	Hawaii Properties	73	100.0%	841	3,804	3,804	12/5/2003	Land
174	808 Ahua Street	Honolulu	HI	1	Hawaii Properties	57	100.0%	628	3,279	3,279	12/5/2003	Land
175	812 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	277	2,613	2,613	12/5/2003	Land
176	819 Ahua Street	Honolulu	HI	1	Hawaii Properties	105	100.0%	1,083	5,434	5,189	12/5/2003	Land
177	822 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	332	1,810	1,797	12/5/2003	Land
178	830 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	283	1,826	1,805	12/5/2003	Land
179	841 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	63	100.0%	524	3,265	3,265	12/5/2003	Land
180	842 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	325	1,809	1,797	12/5/2003	Land
181	846 Ala Lilikoi Boulevard B	Honolulu	HI	1	Hawaii Properties	8	100.0%	45	234	234	12/5/2003	Land
182	848 Ala Lilikoi Boulevard A	Honolulu	HI	1	Hawaii Properties	326	100.0%	1,761	9,426	9,426	12/5/2003	Land
183	850 Ahua Street	Honolulu	HI	1	Hawaii Properties	48	100.0%	282	2,684	2,682	12/5/2003	Land
184	852 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	289	1,801	1,801	12/5/2003	Land
185	855 Ahua Street	Honolulu	HI	1	Hawaii Properties	35	100.0%	225	1,834	1,834	12/5/2003	Land
186	865 Ahua Street	Honolulu	HI	1	Hawaii Properties	36	100.0%	323	1,846	1,846	12/5/2003	Land

See notes on page 42.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

38

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value [1]	Depreciated Carrying Value [1]	Date Acquired [2]	Year Built or Most Recent Renovation
187	889 Ahua Street	Honolulu	HI	1	Hawaii Properties	49	100.0%	429	6,203	6,147	11/21/2012	Land
188	905 Ahua Street	Honolulu	HI	1	Hawaii Properties	21	100.0%	175	1,148	1,148	12/5/2003	Land
189	918 Ahua Street	Honolulu	HI	1	Hawaii Properties	72	100.0%	491	3,820	3,820	12/5/2003	Land
190	930 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	69	100.0%	546	3,654	3,654	12/5/2003	Land
191	944 Ahua Street	Honolulu	HI	1	Hawaii Properties	27	100.0%	213	1,219	1,219	12/5/2003	Land
192	949 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	237	100.0%	1,723	11,568	11,568	12/5/2003	Land
193	950 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	33	100.0%	272	1,724	1,724	12/5/2003	Land
194	960 Ahua Street	Honolulu	HI	1	Hawaii Properties	14	100.0%	121	614	614	12/5/2003	Land
195	960 Mapunapuna Street	Honolulu	HI	1	Hawaii Properties	37	100.0%	321	1,933	1,933	12/5/2003	Land
196	970 Ahua Street	Honolulu	HI	1	Hawaii Properties	15	100.0%	—	817	817	12/5/2003	Land
197	91-027 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	214	—%	—	2,667	2,667	6/15/2005	Land
198	91-064 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	99	100.0%	327	1,826	1,826	6/15/2005	Land
199	91-080 Hanua	Kapolei	HI	1	Hawaii Properties	217	100.0%	—	2,187	2,187	6/15/2005	Land
200	91-083 Hanua	Kapolei	HI	1	Hawaii Properties	47	100.0%	143	716	716	6/15/2005	Land
201	91-086 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	1,242	100.0%	1,901	13,884	13,884	6/15/2005	Land
202	91-087 Hanua	Kapolei	HI	1	Hawaii Properties	22	100.0%	70	381	381	6/15/2005	Land
203	91-091 Hanua	Kapolei	HI	1	Hawaii Properties	41	100.0%	158	552	552	6/15/2005	Land
204	91-102 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	99	100.0%	256	1,599	1,599	6/15/2005	Land
205	91-110 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	99	100.0%	237	1,293	1,293	6/15/2005	Land
206	91-119 Olai	Kapolei	HI	1	Hawaii Properties	98	100.0%	226	1,981	1,981	6/15/2005	Land
207	91-141 Kalaeloa	Kapolei	HI	1	Hawaii Properties	910	100.0%	2,058	11,624	11,624	6/15/2005	Land
208	91-150 Kaomi Loop	Kapolei	HI	1	Hawaii Properties	250	100.0%	434	3,159	3,159	6/15/2005	Land
209	91-171 Olai	Kapolei	HI	1	Hawaii Properties	24	100.0%	59	265	230	6/15/2005	Land
210	91-174 Olai	Kapolei	HI	1	Hawaii Properties	58	100.0%	137	1,009	990	6/15/2005	Land
211	91-175 Olai	Kapolei	HI	1	Hawaii Properties	48	100.0%	—	1,286	1,266	6/15/2005	Land
212	91-185 Kalaeloa	Kapolei	HI	1	Hawaii Properties	122	100.0%	370	1,761	1,761	6/15/2005	Land
213	91-202 Kalaeloa	Kapolei	HI	1	Hawaii Properties	84	100.0%	375	2,048	1,995	6/15/2005	1964
214	91-210 Kauhi	Kapolei	HI	1	Hawaii Properties	44	100.0%	—	567	567	6/15/2005	Land
215	91-210 Olai	Kapolei	HI	1	Hawaii Properties	54	100.0%	208	706	706	6/15/2005	Land
216	91-218 Olai	Kapolei	HI	1	Hawaii Properties	107	100.0%	213	1,683	1,661	6/15/2005	Land
217	91-220 Kalaeloa	Kapolei	HI	1	Hawaii Properties	23	100.0%	349	1,871	1,289	6/15/2005	1991
218	91-222 Olai	Kapolei	HI	1	Hawaii Properties	158	100.0%	548	2,035	2,035	6/15/2005	Land

See notes on page 42.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

39

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value (1)	Depreciated Carrying Value (1)	Date Acquired (2)	Year Built or Most Recent Renovation
219	91-238 Kauhi	Kapolei	HI	1	Hawaii Properties	85	100.0%	1,403	10,649	7,809	6/15/2005	1981
220	91-241 Kalaeloa	Kapolei	HI	1	Hawaii Properties	45	100.0%	703	5,295	3,588	6/15/2005	1990
221	91-250 Komohana	Kapolei	HI	1	Hawaii Properties	107	100.0%	306	1,506	1,506	6/15/2005	Land
222	91-252 Kauhi	Kapolei	HI	1	Hawaii Properties	43	100.0%	108	536	536	6/15/2005	Land
223	91-255 Hanua	Kapolei	HI	1	Hawaii Properties	95	100.0%	275	1,246	1,243	6/15/2005	Land
224	91-259 Olai	Kapolei	HI	1	Hawaii Properties	131	100.0%	294	2,944	2,944	6/15/2005	Land
225	91-265 Hanua	Kapolei	HI	1	Hawaii Properties	95	100.0%	235	1,569	1,569	6/15/2005	Land
226	91-300 Hanua	Kapolei	HI	1	Hawaii Properties	28	100.0%	445	1,381	1,381	6/15/2005	1994
227	91-329 Kauhi	Kapolei	HI	1	Hawaii Properties	48	100.0%	850	5,080	3,543	6/15/2005	2013
228	91-349 Kauhi	Kapolei	HI	1	Hawaii Properties	48	100.0%	124	649	649	6/15/2005	Land
229	91-399 Kauhi	Kapolei	HI	1	Hawaii Properties	2,236	100.0%	2,724	27,405	27,405	6/15/2005	Land
230	91-400 Komohana	Kapolei	HI	1	Hawaii Properties	96	100.0%	244	1,494	1,494	6/15/2005	Land
231	91-410 Komohana	Kapolei	HI	1	Hawaii Properties	21	100.0%	54	430	428	6/15/2005	Land
232	91-416 Komohana	Kapolei	HI	1	Hawaii Properties	27	100.0%	70	724	722	6/15/2005	Land
233	AES HI Easement	Kapolei	HI	1	Hawaii Properties	—	—%	—	1,250	1,250	6/15/2005	Land
234	Other Easements & Lots	Kapolei	HI	1	Hawaii Properties (3)	—	—%	—	1,753	1,318	6/15/2005	Land
235	Tesaro 967 Easement	Kapolei	HI	1	Hawaii Properties	—	—%	—	6,593	6,593	6/15/2005	Land
236	Texaco Easement	Kapolei	HI	1	Hawaii Properties	—	—%	—	2,653	2,653	6/15/2005	Land
237	94-240 Pupuole Street	Waipahu	HI	1	Hawaii Properties	44	100.0%	438	717	717	12/5/2003	Land
238	5500 SE Delaware Avenue	Ankeny	IA	1	Mainland Properties	644	100.0%	3,046	33,208	31,086	1/29/2015	2012
239	951 Trails Road	Eldridge	IA	1	Mainland Properties	173	100.0%	1,034	8,974	6,385	4/2/2007	2001
240	3425 Maple Drive	Fort Dodge	IA	1	Mainland Properties	25	100.0%	251	2,100	2,059	4/9/2019	2014
241	2300 North 33rd Avenue East	Newton	IA	1	Mainland Properties	318	100.0%	1,458	14,131	10,190	9/29/2008	2008
242	7121 South Fifth Avenue	Pocatello	ID	1	Mainland Properties	34	100.0%	400	5,023	4,495	1/29/2015	2012
243	1230 West 171st Street	Harvey	IL	1	Mainland Properties	40	100.0%	476	2,473	2,267	1/29/2015	2004
244	5156 American Road	Rockford	IL	1	Mainland Properties	38	100.0%	173	2,111	1,910	1/29/2015	1996
245	3201 Bearing Drive	Franklin	IN	1	Mainland Properties	424	100.0%	1,658	16,503	16,127	4/9/2019	2006
246	2482 Century Drive	Goshen	IN	1	Mainland Properties	250	100.0%	1,004	9,901	9,713	4/9/2019	2015
247	6825 West County Road 400	Greenfield	IN	1	Mainland Properties	245	100.0%	1,660	15,386	15,025	2/14/2019	2008
248	900 Commerce Parkway West	Greenwood	IN	1	Mainland Properties	294	100.0%	1,458	17,736	17,327	2/14/2019	2007
249	9347 E Pendleton Pike	Lawrence	IN	1	Mainland Properties	535	100.0%	3,996	38,640	37,764	2/14/2019	2009
250	945 Monument Drive	Lebanon	IN	1	Mainland Properties	963	100.0%	3,516	47,005	46,115	4/9/2019	2014

See notes on page 42.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

40

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value [1]	Depreciated Carrying Value [1]	Date Acquired [2]	Year Built or Most Recent Renovation
251	2801 Airwest Boulevard	Plainfield	IN	1	Mainland Properties	805	100.0%	2,570	40,369	39,340	2/14/2019	2002
252	2150 Stanley Road	Plainfield	IN	1	Mainland Properties	494	100.0%	2,403	27,884	27,348	4/2/2019	2007
253	4237-4255 Anson Boulevard	Whitestown	IN	1	Mainland Properties	1,037	100.0%	5,765	66,150	64,561	2/14/2019	2011
254	1985 International Way	Hebron	KY	1	Mainland Properties	189	100.0%	840	10,448	10,188	2/14/2019	1999
255	20 Logistics Boulevard	Walton	KY	1	Mainland Properties	604	100.0%	2,835	37,978	37,096	2/14/2019	2006
256	17200 Manchac Park Lane	Baton Rouge	LA	1	Mainland Properties	125	100.0%	895	10,560	9,471	1/29/2015	2014
257	209 South Bud Street	Lafayette	LA	1	Mainland Properties	70	100.0%	374	5,258	4,697	1/29/2015	2010
258	4000 Principio Parkway	North East	MD	1	Mainland Properties	1,196	100.0%	6,065	76,518	67,690	1/29/2015	2012
259	16101 Queens Court	Upper	MD	1	Mainland Properties	221	100.0%	1,935	27,129	26,447	9/28/2018	2016
260	3800 Midlink Drive	Kalamazoo	MI	1	Mainland Properties	158	100.0%	2,184	43,229	38,238	1/29/2015	2014
261	2401 Cram Avenue SE	Bemidji	MN	1	Mainland Properties	22	100.0%	183	2,237	1,974	1/29/2015	2013
262	10100 89th Avenue N	Maple Grove	MN	1	Mainland Properties	319	100.0%	2,555	24,753	24,056	10/16/2018	2015
263	110 Stanbury Industrial Drive	Brookfield	MO	1	Mainland Properties	16	100.0%	190	2,059	1,830	1/29/2015	2012
264	3502 Enterprise Avenue	Joplin	MO	1	Mainland Properties	231	100.0%	1,167	13,501	13,250	4/9/2019	2014
265	5501 Providence Hill Drive	St. Joseph	MO	1	Mainland Properties	67	100.0%	463	3,924	3,851	4/9/2019	2014
266	5148 North Hanley Road	St. Louis	MO	1	Mainland Properties	431	100.0%	4,101	67,008	65,715	4/9/2019	2018
267	628 Patton Avenue	Asheville	NC	1	Mainland Properties	33	100.0%	228	2,014	1,828	1/29/2015	1994
268	3900 NE 6th Street	Minot	ND	1	Mainland Properties	24	100.0%	351	3,923	3,527	1/29/2015	2013
269	1415 West Commerce Way	Lincoln	NE	1	Mainland Properties	222	100.0%	1,197	10,718	9,671	1/29/2015	2000
270	52 Pettengill Road	Londonderry	NH	1	Mainland Properties	614	100.0%	4,913	49,206	48,305	4/9/2019	2015
271	309 Dulty's Lane	Burlington	NJ	1	Mainland Properties	634	100.0%	3,523	53,000	46,681	1/29/2015	2001
272	725 Darlington Avenue	Mahwah	NJ	1	Mainland Properties	167	100.0%	2,335	19,208	17,721	4/9/2014	2010
273	2375 East Newlands Road	Fernley	NV	1	Mainland Properties	338	100.0%	1,483	18,700	16,521	1/29/2015	2007
274	7000 West Post Road	Las Vegas	NV	1	Mainland Properties	96	100.0%	1,305	17,795	17,468	4/9/2019	2010
275	55 Commerce Avenue	Albany	NY	1	Mainland Properties	125	100.0%	1,130	11,284	10,010	1/29/2015	2013
276	158 West Yard Road	Feura Bush	NY	1	Mainland Properties	354	100.0%	1,671	9,801	9,513	4/9/2019	2002
277	32150 Just Imagine Drive	Avon	OH	1	Mainland Properties	645	100.0%	3,479	25,480	19,320	5/29/2009	2000
278	1415 Industrial Drive	Chillicothe	OH	1	Mainland Properties	44	100.0%	362	4,465	4,064	1/29/2015	2012
279/280/281	1580, 1590 & 1600 Williams Road	Columbus	OH	3	Mainland Properties	760	100.0%	2,353	31,203	30,496	4/9/2019	1999
282	5300 Centerpoint Parkway	Groveport	OH	1	Mainland Properties	581	100.0%	2,931	32,563	28,892	1/29/2015	2014
283	200 Orange Point Drive	Lewis Center	OH	1	Mainland Properties	125	100.0%	1,049	10,075	8,995	1/29/2015	2013
284/285	2353 & 2373 Global Drive	Obetz	OH	2	Mainland Properties	392	100.0%	2,183	29,762	29,484	8/23/2019	2018
286	301 Commerce Drive	South Point	OH	1	Mainland Properties	75	100.0%	488	5,130	4,573	1/29/2015	2013

See notes on page 42.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

41

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED)

As of December 31, 2019

(dollars and square feet in thousands)

EXHIBIT A

	Property	City	State	Number of Buildings, Land Parcels and Easements	Property Type	Square Feet	% Leased	Annualized Rental Revenues	Undepreciated Carrying Value [1]	Depreciated Carrying Value [1]	Date Acquired [2]	Year Built or Most Recent Renovation
287	1800 Union Airpark Boulevard	Union	OH	1	Mainland Properties	1,791	100.0%	9,025	84,033	82,381	4/9/2019	2014
288	2820 State Highway 31	McAlester	OK	1	Mainland Properties	59	100.0%	788	7,400	6,863	1/29/2015	2017
289	5 Logistics Drive	Carlisle	PA	1	Mainland Properties	205	100.0%	1,257	18,872	18,385	9/20/2018	2016
290	1990 Hood Road	Greer	SC	1	Mainland Properties	190	100.0%	1,106	11,102	10,879	4/9/2019	2015
291	996 Paragon Way	Rock Hill	SC	1	Mainland Properties	945	100.0%	3,040	38,520	34,105	1/29/2015	2014
292	700 Marine Drive	Rock Hill	SC	1	Mainland Properties	201	100.0%	782	9,862	9,659	4/9/2019	2014
293	510 John Dodd Road	Spartanburg	SC	1	Mainland Properties	1,016	100.0%	4,671	61,645	54,504	1/29/2015	2012
294	5001 West Delbridge Street	Sioux Falls	SD	1	Mainland Properties	167	100.0%	1,519	17,402	17,094	4/9/2019	2016
295	4836 Hickory Hill Road	Memphis	TN	1	Mainland Properties	646	100.0%	1,408	13,039	11,596	12/23/2014	2007
296	2020 Joe B. Jackson Parkway	Murfreesboro	TN	1	Mainland Properties	1,016	100.0%	4,993	62,759	55,967	1/29/2015	2012
297	1095 South 4800 West	Salt Lake City	UT	1	Mainland Properties	149	100.0%	1,099	8,433	7,583	1/29/2015	2012
298	1901 Meadowville Technology Parkway	Chester	VA	1	Mainland Properties	1,016	100.0%	6,349	71,511	63,213	1/29/2015	2012
299	5000 Commerce Way	Petersburg	VA	1	Mainland Properties	1,016	100.0%	4,544	62,262	61,097	4/9/2019	2012
300	181 Battaile Drive	Winchester	VA	1	Mainland Properties	308	100.0%	1,538	14,377	9,967	4/20/2006	1987
				300		42,939	99.3%	$ 245,605	$ 2,335,964	$ 2,204,496		

(1) Excludes the value of real estate intangibles.
(2) Date acquired is the date we, SIR or SIR's former parent entity acquired the property.
(3) Land parcels include four easements.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

42

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of applicable SEC rules, including FFO, Normalized FFO, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income as presented in our consolidated statements of income. We consider these non- GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 18 and 19. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 20. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 20 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 21. FFO is calculated on the basis defined by Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the items shown on page 21, if any, and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and to the dividend yields of other industrial REITs, our DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. 43

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of December 31, 2019, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Development, redevelopment and other activities - Development, redevelopment and other activities generally include (i) capital expenditures projects that reposition a property or (ii) result in new sources of revenue. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Same property - For the three months ended December 31, 2019 and 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of December 31, 2019 and that we owned continuously since October 1, 2018, [including properties owned in consolidated joint ventures, if any]. For the years ended December 31, 2019 and 2018, same property NOI and Cash Basis NOI are based on properties that we owned as of December 31, 2019 and that we owned (including for the period SIR owned our properties prior to the IPO) continuously since January 1, 2018, [including properties owned in consolidated joint ventures, if any]. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN 44

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward- looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING 45